Exhibit 99.2

MARRIOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Marriott Vacations Worldwide Corporation Spin-off

On November 21, 2011 (the “Dividend Payment Date”), Marriott International, Inc. (“Marriott” and together with its subsidiaries “we,” “us” or the “Company”) completed a spin-off (the “Spin-off”) of our timeshare operations and timeshare development business through a special tax-free dividend to our shareholders of all of the issued and outstanding common stock of our wholly owned subsidiary Marriott Vacations Worldwide Corporation (“MVW”). MVW will focus on the timeshare business and, under license agreements with us, will be both the exclusive developer and operator of timeshare, fractional, and related products under the Marriott brand and the exclusive developer of fractional and related products under The Ritz-Carlton brand. MVW filed a Registration Statement on Form 10 with the Securities and Exchange Commission describing the Spin-off that was declared effective on October 27, 2011.

Prior to the completion of the Spin-off, Marriott and MVW entered into a Separation and Distribution Agreement and several other agreements that will govern their post-Spin-off relationship.

MVW is now an independent company whose common shares are listed on the New York Stock Exchange under the symbol “VAC”. On the Dividend Payment Date, Marriott shareholders of record as of the close of business on November 10, 2011 received one share of MVW common stock for every ten shares of Marriott common stock. Fractional shares of MVW common stock to which Marriott shareholders of record would have otherwise been entitled will be aggregated and sold in the open market, and shareholders will receive cash payments in lieu of those fractional shares.

As of the Dividend Payment Date, Marriott does not beneficially own any shares of MVW common stock and will not consolidate MVW’s financial results for periods after the Dividend Payment Date as part of its financial reporting. However, because of Marriott’s significant continuing involvement in MVW’s future operations (by virtue of the license and other agreements between Marriott and MVW), MVW’s historical financial results for periods prior to the Dividend Payment Date will continue to be included in Marriott’s historical financial results as a component of continuing operations.

MVW Preferred Stock

On October 26, 2011, MVW US Holdings, Inc., a wholly owned subsidiary of MVW, issued $40 million of its cumulative redeemable Series A preferred stock (“Preferred Stock”) to Marriott as part of Marriot’s internal reorganization completed in preparation for the Spin-off. On October 28, 2011, Marriott sold all of the Preferred Stock to third-party investors. The Preferred Stock has an aggregate liquidation preference of $40 million plus any accrued and unpaid dividends and a premium if the liquidation occurs during the first five years after issuance of the Preferred Stock. For the first five years after issuance, the Preferred Stock will pay an annual cash dividend equal to the five year U.S. Treasury Rate as of October 19, 2011 plus a spread of 10.958 percent, for a total annual cash dividend rate of 12 percent. The Preferred Stock will be mandatorily redeemable by MVW US Holdings upon the 10th anniversary of the date of issuance.

Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations (the “pro forma statements of operations”) for the thirty-six weeks ended September 9, 2011 and for the fiscal year ended December 31, 2010 are presented as if the Spin-off had occurred on January 2, 2010. The unaudited pro forma condensed consolidated balance sheet (the “pro forma balance sheet”) as of September 9, 2011 is presented as if the Spin-off had occurred on September 9, 2011. We refer to the collective pro forma condensed consolidated financial information, all of which is unaudited, as “pro forma financial information.”

The pro forma financial information is provided for illustrative and informational purposes only and is not necessarily indicative of and does not purport to represent what Marriott’s financial condition or operating results would have been had the Spin-off occurred on the dates indicated or what Marriott’s future financial condition or operating results will be after giving effect to the completion of the Spin-off. This information also does not reflect certain financial and operating benefits Marriott expects to realize as a result of the Spin-off. The pro forma financial information was based on and derived from Marriott’s audited consolidated financial statements and Marriott’s unaudited condensed consolidated financial statements and should be read in conjunction with Marriott’s historical financial statements and accompanying notes.

The following is a brief description of the amounts recorded under each of the column headings in the pro forma statements of operations and the pro forma balance sheet:

Historical Marriott

This column reflects Marriott’s historical unaudited operating results for the thirty-six weeks ended September 9, 2011, historical audited operating results for the fiscal year ended December 31, 2010 and historical unaudited financial position as of September 9, 2011, excluding adjustments for the Spin-off which are described below. Additionally, the historical balances include amounts relating to the consolidation of variable interest entities. All balances relating to consolidated variable interest entities are removed as part of the Spin-off and are not included in Marriott’s pro forma financial information.

Preferred Stock

This column reflects the issuance of the Preferred Stock, which is assumed to have occurred (i) on January 2, 2010 for the purposes of the pro forma statements of operations, and (ii) on September 9, 2011 for purposes of the pro forma balance sheet. Because the Preferred Stock is mandatorily redeemable, we reflect it as a liability and we reflect dividends payable on the Preferred Stock as interest expense. All balances relating to the Preferred Stock are removed as part of the Spin-off and are not included in Marriott’s pro forma financial information.

MVW Spin-off

This column reflects, as applicable, MVW’s historical operating results for the thirty-six weeks ended September 9, 2011 and for the fiscal year ended December 31, 2010 and historical financial position as of September 9, 2011 as such operating results and financial position were included in Marriott’s consolidated financial statements for such periods (and accordingly are reflected in the Historical Marriott columns). This column also reflects the removal of the Preferred Stock and related balances along with all balances relating to consolidated variable interest entities. Certain corporate allocated costs have been excluded from MVW’s historical results.

Other

The pro forma statements of operations give effect to the following adjustments:

•

The completion by Marriott of an internal reorganization as a result of which MVW owns, directly or indirectly, the entities that conducted Marriott’s timeshare operations and timeshare development business.

•	The distribution of MVW common stock to Marriott shareholders (based on a one to ten distribution ratio).

•

Entry into the Marriott License, Services and Development Agreement (the “Marriott License Agreement”), which requires MVW to pay a fixed annual fee of $50 million plus 2 percent of initial developer sales of timeshare and fractional ownership interests and residential real estate and 1 percent of resales of interests in ownership units, in each case that are identified with or use Marriott marks.

•

Entry into the Ritz-Carlton License, Services and Development Agreement (the “Ritz-Carlton License Agreement”), which requires MVW to pay a fee of 2 percent of initial developer sales of timeshare and fractional ownership interests and residential real estate and 1 percent of resales of interests in ownership units, in each case that are identified with or use Ritz-Carlton marks.

•

Entry into the following agreements with MVW in connection with the Spin-off: (1) the Marriott Rewards Affiliation Agreement, (2) the Employee Benefits and Other Employment Matters Allocation Agreement, and (3) various transition services agreements.

•	The removal of transaction costs incurred by Marriott relating to the Spin-off.

•

Removal of the increase in valuation allowance on deferred taxes relating to changes in management’s assessment of the recoverability of certain foreign deferred tax assets as a result of the Spin-off.

The pro forma balance sheet gives effect to the following adjustments:

•	The accrual of transaction costs incurred by Marriott relating to the Spin-off but not yet included in its operating results.

•

Entry into the following agreements with MVW in connection with the Spin-off: (1) the Marriott Rewards Affiliation Agreement; and (2) the Employee Benefits and Other Employment Matters Allocation Agreement.

•	Removal of certain cumulative translation adjustment balances recorded by Marriott.

•	Reclassification of a portion of the deferred tax balance to current assets as a result of the change in underlying tax attributes as a result of the Spin-off.

•	Valuation allowance increase on deferred taxes relating to changes in management’s assessment of the recoverability of certain domestic deferred tax assets as a result of the Spin-off.

MARRIOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the thirty-six weeks ended September 9, 2011

($ in millions, except per share amounts)

		Pro Forma Adjustments
	Historical Marriott	Preferred Stock	MVW Spin-off	Other		Pro Forma Marriott
REVENUES
Base management fees	$419	$—	$(44)	$—		$375
Franchise fees	347	—	—	44	A	391
Incentive management fees	121	—	—	—		121
Owned, leased, corporate housing and other revenue	727	—	—	—		727
Timeshare sales and services	850	—	(850)	—		—
Cost reimbursements	6,160	—	(235)	25	B,C	5,950

	8,624	—	(1,129)	69		7,564

OPERATING COSTS AND EXPENSES

Owned, leased, and corporate housing-direct	643	—	—	—		643
Timeshare-direct	720	—	(720)	—		—
Timeshare strategy-impairment charges	324	—	(324)	—		—
Reimbursed costs	6,160	—	(235)	25	B,C	5,950
General, administrative, and other	498	—	(52)	(12	)D	434

	8,345	—	(1,331)	13		7,027

OPERATING INCOME	279	—	202	56		537
Gains and other income	(11)	—	—	—		(11)
Interest expense	(117)	(3)	36	(9	)E,F	(93)
Interest income	9	—	(1)	9	E,F	17
Equity in losses	(6)	—	(4)	—		(10)

INCOME BEFORE INCOME TAXES	154	(3)	233	56		440

Provision for income taxes	(97)	1	(58)	(22	)G,H	(176)

NET INCOME	$57	$(2)	$175	$34		$264

EARNINGS PER SHARE - Basic
Weighted average shares outstanding	356.5					356.5

Earnings per share	$.16					$.74

EARNINGS PER SHARE - Diluted
Weighted average shares outstanding	369.8					369.8

Earnings per share	$.15					$.71

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARRIOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the fiscal year ended December 31, 2010

($ in millions, except per share amounts)

		Pro Forma Adjustments
	Historical Marriott	Preferred Stock	MVW Spin-off	Other		Pro Forma Marriott
REVENUES
Base management fees	$562	$—	$(60)	$—		$502
Franchise fees	441	—	—	64	A	505
Incentive management fees	182	—	—	—		182
Owned, leased, corporate housing and other revenue	1,046	—	—	—		1,046
Timeshare sales and services	1,221	—	(1,221)	—		—
Cost reimbursements	8,239	—	(275)	24	B,C	7,988

	11,691	—	(1,556)	88		10,223

OPERATING COSTS AND EXPENSES

Owned, leased, and corporate housing-direct	955	—	—	—		955
Timeshare-direct	1,022	—	(1,022)	—		—
Reimbursed costs	8,239	—	(275)	24	B,C	7,988
General, administrative, and other	780	—	(89)	—		691

	10,996	—	(1,386)	24		9,634

OPERATING INCOME	695	—	(170)	64		589
Gains and other income	35	—	(20)	—		15
Interest expense	(180)	(5)	60	(12	)E,F	(137)
Interest income	19	—	(2)	12	E,F	29
Equity in losses	(18)	—	(3)	—		(21)

INCOME BEFORE INCOME TAXES	551	(5)	(135)	64		475

Provision for income taxes	(93)	2	52	(25	)G	(64)

NET INCOME	$458	$(3)	$(83)	$39		$411

EARNINGS PER SHARE - Basic
Weighted average shares outstanding	362.8					362.8

Earnings per share	$1.26					$1.13

EARNINGS PER SHARE - Diluted
Weighted average shares outstanding	378.3					378.3

Earnings per share	$1.21					$1.09

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARRIOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 9, 2011

($ in millions)

		Pro Forma Adjustments
	Historical Marriott	Preferred Stock	MVW Spin-off	Other		Pro Forma Marriott
ASSETS

Current assets
Cash and equivalents	$220	$38	$(25)	$—		$233
Accounts and notes receivable	1,011	—	(270)	89	I	830
Inventory	1,029	—	(1,017)	—		12
Current deferred taxes, net	234	—	(3)	77	M,O	308
Prepaid expenses	85	—	(32)	—		53
Other	99	—	(98)	—		1

	2,678	38	(1,445)	166		1,437

Property and equipment	1,480	—	(291)	—		1,189

Intangible assets
Goodwill	875	—	—	—		875
Contract acquisition costs	841	—	—	—		841

	1,716	—	—	—		1,716

Equity and cost method investments	271	—	(1)	—		270

Notes receivable	1,102	—	(1,002)	156	I,J	256
Deferred taxes, net	1,005	—	(32)	(72	)M,N	901
Other	213	2	(29)	—		186

	$8,465	$40	$(2,800)	$250		$5,955

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities
Current portion of long-term debt	$480	$—	$(119)	$—		$361
Accounts payable	619	—	(111)	—		508
Accrued payroll and benefits	735	—	(57)	—		678
Liability for guest loyalty program	487	—	(89)	89	I	487
Other	779	—	(179)	22	K	622

	3,100	—	(555)	111		2,656

Long-term debt	2,623	—	(714)	—		1,909
Liability for guest loyalty program	1,360	—	(93)	93	I	1,360
Other long-term liabilities	952	40	(167)	63	J	888

Marriott shareholders’ equity
Class A Common Stock	5	—	—	—		5
Additional paid-in-capital	3,657	—	(1,243)	(5	)L	2,409
Retained Earnings	3,165	—	—	(17	)K,N	3,148
Treasury stock, at cost	(6,381)	—	—	—		(6,381)
Accumulated other comprehensive loss	(16)	—	(28)	5	L	(39)

	430	—	(1,271)	(17)		(858)

	$8,465	$40	$(2,800)	$250		$5,955

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARRIOTT INTERNATIONAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL INFORMATION

Note 1: Unaudited pro forma condensed consolidated statements of operations for the thirty-six weeks ended September 9, 2011 and for the fiscal year ended December 31, 2010:

(A)	Represents the fixed and variable components of the royalty fees of $44 million and $64 million for the thirty-six weeks ended September 9, 2011 and the fiscal year ended December 31, 2010, respectively, to be paid by MVW under the Marriott License Agreement and the Ritz-Carlton License Agreement for the rights to use the Marriott and Ritz-Carlton marks for timeshare, fractional and related products as set forth in such agreements.

(B)	Represents revenues of $15 million and $22 million for the thirty-six weeks ended September 9, 2011 and the fiscal year ended December 31, 2010, respectively, for cost reimbursement for services provided by Marriott to MVW under various transition services agreements.

(C)	Represents revenues of $10 million and $2 million for the thirty-six weeks ended September 9, 2011 and the fiscal year ended December 31, 2010, respectively, from the Marriott Rewards guest loyalty program points issued to owners of MVW ownership interests subsequent to the Spin-off, under the Marriott Rewards Affiliation Agreement.

(D)	Represents an adjustment of $12 million for the thirty-six weeks ended September 9, 2011 for the removal of transaction costs incurred by Marriott relating to the Spin-off.

(E)	Represents additional interest expense of $6 million and $9 million for the thirty-six weeks ended September 9, 2011 and the fiscal year ended December 31, 2010, respectively, for the accretion of the liability for the Marriott Rewards guest loyalty program points issued to owners of MVW ownership interests prior to the Spin-off and additional interest income of $6 million and $9 million for the same periods for the accretion of the receivable from MVW for the reimbursement of those Marriott Rewards points, under the Marriott Rewards Affiliation Agreement.

(F)	Represents additional interest expense of $3 million and $3 million for the thirty-six weeks ended September 9, 2011 and the fiscal year ended December 31, 2010, respectively, for the accretion of the liability for the obligation to provide certain employment benefits to MVW employees after the Spin-off and additional interest income of $3 million and $3 million for the same periods for the accretion of the receivable from MVW for the reimbursement for those employment benefits, under the Employee Benefits and Other Employment Matters Allocation Agreement.

(G)	Represents the tax impact of the above adjustments using a statutory rate of 38.5%.

(H)	The Historical Marriott column includes an adjustment to the tax provision of $32 million for the thirty-six weeks ended September 9, 2011 which increased the valuation allowance on deferred taxes relating to changes in management’s assessment of the recoverability of certain foreign deferred tax assets as a result of the Spin-off. This adjustment is also included in the MVW Spin-off column and therefore is not included in the Pro Forma Marriott column.

Note 2: Unaudited pro forma condensed consolidated balance sheet as of September 9, 2011:

(I)	Represents the establishment of a $182 million liability ($89 million current and $93 million long-term) for the Marriott Rewards guest loyalty program points issued to owners of MVW ownership interests prior to the Spin-off and the establishment of a $182 million receivable due from MVW for the reimbursement of those Marriott Rewards points, under the Marriott Rewards Affiliation Agreement.

(J)	Represents the establishment of a $63 million liability for the obligation to provide certain employment benefits to MVW employees after the Spin-off and the establishment of a $63 million receivable from MVW for the reimbursement of those employment benefits, under the Employee Benefits and Other Employment Matters Allocation Agreement.

(K)	Represents an increase of $22 million before tax ($14 million after tax) associated with the accrual for additional transaction costs not yet incurred by Marriott for the Spin-off.

(L)	Represents an adjustment of $5 million to accumulated other comprehensive loss to reverse certain cumulative translation adjustment balances recorded by Marriott in relation to MVW.

(M)	Represents an adjustment of $69 million to the deferred tax asset accounts to reclassify a portion of the balance to current assets as a result of the change in the underlying tax attributes expected as a result of the Spin-off.

(N)	Represents an adjustment to the deferred tax asset accounts of $3 million to reflect the increase in the valuation allowance on deferred taxes relating to changes in management’s assessment of the recoverability of certain domestic deferred tax assets as a result of the Spin-off.

(O)	Represents an $8 million increase to the deferred tax asset accounts associated with Note (K).

Note 3: Timeshare Strategy- Impairment Charges

In preparing our Timeshare segment to operate as an independent public company following the Spin-off, management assessed the Timeshare segment’s intended use of excess undeveloped land and built inventory and the current market conditions for those assets. On September 8, 2011, management approved a plan for the Timeshare segment to accelerate cash flow through the monetization of certain excess undeveloped land in the U.S., Mexico, and the Bahamas over the next 18 to 24 months and to accelerate sales of excess built luxury fractional and residential inventory over the next three years. As a result, in accordance with the guidance for accounting for the impairment or disposal of long-lived assets, because the nominal cash flows from the planned land sales and the estimated fair values of the land and excess built luxury inventory were less than their respective carrying values, we recorded a pre-tax non-cash impairment charge of $324 million ($234 million after-tax) in the 2011 third quarter. The pre-tax charge is reflected in the Historical Marriott column in the pro forma statement of operations for the thirty-six weeks ended September 9, 2011, under the “Timeshare strategy-impairment charges” caption.

The following table details the composition of these charges.

($ in millions)
Impairment Charge	Amount
Inventory impairment	$256
Property and equipment impairment	68

Total	$324

In the MVW Spin-off column of the pro forma statement of operations for the thirty-six weeks ended September 9, 2011, this impairment charge is included as part of the spun-off business as the impairment charge was directly related to the MVW assets.

MARRIOTT INTERNATIONAL, INC.

SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL INFORMATION

Supplemental Unaudited Pro Forma Condensed Consolidated Statements of Operations

The supplemental unaudited pro forma condensed consolidated statements of operations for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011 are presented as if the Spin-off had occurred on January 2, 2010. This supplemental unaudited pro forma condensed consolidated financial information is intended to provide additional supplemental information for each of the twelve week interim periods during fiscal 2011 and is not intended to replace the preceding unaudited pro forma condensed consolidated financial information.

The supplemental unaudited pro forma condensed consolidated statements of operations are provided for illustrative and informational purposes only and are not necessarily indicative of and do not purport to represent what Marriott’s financial condition or operating results would have been had the Spin-off occurred on the dates indicated or what Marriott’s future financial condition or operating results will be after giving effect to the completion of the Spin-off. This information also does not reflect certain financial and operating benefits Marriott expects to realize as a result of the Spin-off. The supplemental pro forma condensed consolidated statements of operations were based on and derived from Marriott’s unaudited condensed consolidated financial statements and should be read in conjunction with Marriott’s historical financial statements and accompanying notes.

MARRIOTT INTERNATIONAL, INC.

SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the twelve weeks ended September 9, 2011

($ in millions, except per share amounts)

			Pro Forma Adjustments
	Historical Marriott		Preferred Stock	MVW Spin-off	Other		Pro Forma Marriott
REVENUES
Base management fees	$136		$—	$(16)	$—		$120
Franchise fees	124		—	—	15	A	139
Incentive management fees	29		—	—	—		29
Owned, leased, corporate housing and other revenue	254		—	—	—		254
Timeshare sales and services	286		—	(286)	—		—
Cost reimbursements	2,045		—	(77)	9	B,C	1,977

	2,874		—	(379)	24		2,519

OPERATING COSTS AND EXPENSES

Owned, leased, and corporate housing-direct	219		—	—	—		219
Timeshare-direct	250		—	(250)	—		—
Timeshare strategy-impairment charges	324		—	(324)	—		—
Reimbursed costs	2,045		—	(77)	9	B,C	1,977
General, administrative, and other	180		—	(19)	(8	)D	153

	3,018		—	(670)	1		2,349

OPERATING INCOME	(144)		—	291	23		170
Gains and other income	(16)		—	1	—		(15)
Interest expense	(39)		(1)	11	(3	)E,F	(32)
Interest income	2		—	—	3	E,F	5
Equity in losses	(2)		—	(4)	—		(6)

INCOME BEFORE INCOME TAXES	(199)		(1)	299	23		122

Provision for income taxes	20		—	(83)	(9	)G,H	(72)

NET (LOSS) INCOME	$(179)		$(1)	$216	$14		$50

(LOSSES) EARNINGS PER SHARE - Basic
Weighted average shares outstanding	345.4						345.4

(Losses) Earnings per share	$(.52)						$.14

(LOSSES) EARNINGS PER SHARE - Diluted
Weighted average shares outstanding	345.4	I					356.8

(Losses) Earnings per share	$(.52)						$.14

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARRIOTT INTERNATIONAL, INC.

SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the twelve weeks ended June 17, 2011

($ in millions, except per share amounts)

		Pro Forma Adjustments
	Historical Marriott	Preferred Stock	MVW Spin-off	Other		Pro Forma Marriott
REVENUES
Base management fees	$149	$—	$(14)	$—		$135
Franchise fees	120	—	—	15	A	135
Incentive management fees	50	—	—	—		50
Owned, leased, corporate housing and other revenue	249	—	—	—		249
Timeshare sales and services	288	—	(288)	—		—
Cost reimbursements	2,116	—	(89)	9	B,C	2,036

	2,972	—	(391)	24		2,605

OPERATING COSTS AND EXPENSES

Owned, leased, and corporate housing-direct	220	—	—	—		220
Timeshare-direct	245	—	(245)	—		—
Reimbursed costs	2,116	—	(89)	9	B,C	2,036
General, administrative, and other	159	—	(16)	(3	)D	140

	2,740	—	(350)	6		2,396

OPERATING INCOME	232	—	(41)	18		209
Gains and other income	3	—	(1)	—		2
Interest expense	(37)	(1)	12	(3	)E,F	(29)
Interest income	3	—	(1)	3	E,F	5

INCOME BEFORE INCOME TAXES	201	(1)	(31)	18		187

Provision for income taxes	(66)	1	11	(7	)G	(61)

NET INCOME	$135	$—	$(20)	$11		$126

EARNINGS PER SHARE - Basic
Weighted average shares outstanding	356.9					356.9

Earnings per share	$.38					$.35

EARNINGS PER SHARE - Diluted
Weighted average shares outstanding	369.4					369.4

Earnings per share	$.37					$.34

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARRIOTT INTERNATIONAL, INC.

SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the twelve weeks ended March 25, 2011

($ in millions, except per share amounts)

		Pro Forma Adjustments
	Historical Marriott	Preferred Stock	MVW Spin-off	Other		Pro Forma Marriott
REVENUES
Base management fees	$134	$—	$(14)	$—		$120
Franchise fees	103	—	—	14	A	117
Incentive management fees	42	—	—	—		42
Owned, leased, corporate housing and other revenue	224	—	—	—		224
Timeshare sales and services	276	—	(276)	—		—
Cost reimbursements	1,999	—	(69)	7	B,C	1,937

	2,778	—	(359)	21		2,440

OPERATING COSTS AND EXPENSES

Owned, leased, and corporate housing-direct	204	—	—	—		204
Timeshare-direct	225	—	(225)	—		—
Reimbursed costs	1,999	—	(69)	7	B,C	1,937
General, administrative, and other	159	—	(17)	(1	)D	141

	2,587	—	(311)	6		2,282

OPERATING INCOME	191	—	(48)	15		158
Gains and other income	2	—	—	—		2
Interest expense	(41)	(1)	13	(3	)E,F	(32)
Interest income	4	—	—	3	E,F	7
Equity in losses	(4)	—	—	—		(4)

INCOME BEFORE INCOME TAXES	152	(1)	(35)	15		131

Provision for income taxes	(51)	—	14	(6	)G	(43)

NET INCOME	$101	$(1)	$(21)	$9		$88

EARNINGS PER SHARE - Basic
Weighted average shares outstanding	367.1					367.1

Earnings per share	$.27					$.24

EARNINGS PER SHARE - Diluted
Weighted average shares outstanding	381.8					381.8

Earnings per share	$.26					$.23

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARRIOTT INTERNATIONAL, INC.

NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL INFORMATION

Supplemental unaudited pro forma condensed consolidated statements of operations for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011:

(A)	Represents the fixed and variable components of the royalty fees of $15 million, $15 million and $14 million for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011, respectively, to be paid by MVW under the Marriott License Agreement and the Ritz-Carlton License Agreement for the rights to use the Marriott and Ritz-Carlton marks for timeshare, fractional and related products as set forth in such agreements.

(B)	Represents revenues of $5 million, $5 million and $5 million for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011, respectively, for cost reimbursement for services provided by Marriott to MVW under various transition services agreements.

(C)	Represents revenues of $4 million, $4 million and $2 million for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011, respectively, from the Marriott Rewards guest loyalty program points issued to owners of MVW ownership interests subsequent to the Spin-off, under the Marriott Rewards Affiliation Agreement.

(D)	Represents an adjustment of $8 million, $3 million and $1 million for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011, respectively, for the removal of transaction costs incurred by Marriott relating to the Spin-off.

(E)	Represents additional interest expense of $2 million, $2 million and $2 million for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011, respectively, for the accretion of the liability for the Marriott Rewards guest loyalty program points issued to owners of MVW ownership interests prior to the Spin-off and additional interest income of $2 million, $2 million and $2 million for the same periods for the accretion of the receivable from MVW for the reimbursement of those Marriott Rewards points, under the Marriott Rewards Affiliation Agreement.

(F)	Represents additional interest expense of $1 million, $1 million and $1 million for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011, respectively, for the accretion of the liability for the obligation to provide certain employment benefits to MVW employees after the Spin-off and additional interest income of $1 million, $1 million and $1 million for the same periods for the accretion of the receivable from MVW for the reimbursement for those employment benefits, under the Employee Benefits and Other Employment Matters Allocation Agreement.

(G)	Represents the tax impact of the above adjustments using a statutory rate of 38.5%.

(H)	The Historical Marriott column includes an adjustment to the tax provision of $32 million for the twelve weeks ended September 9, 2011 which increased the valuation allowance on deferred taxes relating to changes in management’s assessment of the recoverability of certain foreign deferred tax assets as a result of the Spin-off. This adjustment is also included in the MVW Spin-off balance and therefore is not included in the Pro Forma Marriott column.

(I)	Basic and fully diluted weighted average shares outstanding used to calculate earnings per share for the period in which we had a loss are the same because inclusion of additional equivalents would be anti-dilutive.